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                                                                    EXHIBIT (24)



                             THE GORMAN-RUPP COMPANY

                          CERTIFICATE OF THE SECRETARY

     The undersigned hereby certifies that he is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the "Company"), and that the following resolutions were duly adopted by the Company's Board of Directors at a duly noticed and called meeting held on February 28, 2002 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

     RESOLVED, that the executive officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, the Company's 2001 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

     FURTHER RESOLVED, that Jeffrey S. Gorman, Robert E. Kirkendall and Anthony
R. Moore, and each of them, hereby are appointed attorneys for the Company, with full power of substitution and resubstitution, for and in the name, place and stead of the Company, to sign and file the Company's 2001 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

     FURTHER RESOLVED, that the executive officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

     IN WITNESS WHEREOF, I have hereunto signed this Certificate this 25th day of March, 2002.

                                         /S/ROBERT E. KIRKENDALL
                                         -----------------------
                                            Robert E. Kirkendall
                                            Corporate Secretary






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                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

     The undersigned, The Gorman-Rupp Company (the "Company"), by the undersigned executive officer of the Company hereunto duly authorized, hereby appoints Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, as attorneys for the Company, with full power of substitution and resubstitution, for and in its name, place and stead, to sign and file with the

Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 2001 Annual Report on Form 10-K and any and all

amendments thereto, and any and all other documents to be filed with the

Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

       Executed this 25th day of March 2002.


                                              THE GORMAN-RUPP COMPANY



                                              BY: /S/ROBERT E. KIRKENDALL
                                                  -----------------------
                                                     Robert E. Kirkendall
                                                     Corporate Secretary










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                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

The undersigned Directors and Officers of The Gorman-Rupp Company (the "Company") hereby appoint Jeffrey S. Gorman, Robert E. Kirkendall, and Anthony
R. Moore, and each of them, as attorneys for each of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 2001 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed this 28th day of February, 2002

  /S/JEFFREY S. GORMAN                      President, Principal Executive
  ----------------------------------         Officer and Director
  Jeffrey S. Gorman


  /S/JUDITH L. SOVINE                       Treasurer and Principal Financial
  ----------------------------------         and Accounting Officer
  Judith L. Sovine


  /S/JAMES C. GORMAN                        Director
  ----------------------------------
  James C. Gorman


  /S/WILLIAM A. CALHOUN                     Director
  ----------------------------------
  William A. Calhoun


  /S/THOMAS E. HOAGLIN                      Director
  ----------------------------------
  Thomas E. Hoaglin


  /S/CHRISTOPHER H. LAKE                    Director
  ----------------------------------
  Christopher H. Lake


  /S/PETER B. LAKE                          Director
  ----------------------------------
  Peter B. Lake


  /S/W. WAYNE WALSTON                       Director
  ----------------------------------
  W. Wayne Walston


  /S/JOHN A. WALTER                         Director
  ----------------------------------
  John A. Walter





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